SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 4, 2003

                              ---------------------
                               ALBERTSON'S, INC.

             (Exact name of registrant as specified in its charter)

        Delaware                     1-6187                   82-0184434
  ------------------          -------------------       ---------------------
(State or other jurisdiction (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification No.)


     250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho            83726
     ------------------------------------------------          -------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (208) 395-6200

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Item 12.  Results of Operations and Financial Condition


     On September 4, 2003, the Company released its sales and earnings for the second quarter of 2003. The text of that release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     The press release should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ALBERTSON'S,  INC.

                                    /S/ Felicia D. Thornton

                                    BY:
                                    Felicia D. Thornton
                                    Executive Vice President
                                    and Chief Financial Officer

 Date:       September 4, 2003
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Exhibit
Index  Exhibit (99.1): Press Release dated September 4, 2003